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                                                                EXHIBIT 10.31(b)

                                    GUARANTY

        GUARANTY, dated as of February 10, 1999 (the "Guaranty"), made by AAMES FINANCIAL CORPORATION (the "Guarantor") in favor of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the "Lender"), party to the Master Loan and Security Agreement referred to below.

                                    RECITALS

                Pursuant to the Master Loan and Security Agreement dated as of February 10, 1999 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") between Aames Capital Corporation (the "Borrower") and the Lender, the Lender has agreed to make certain Advances to the Borrower upon the terms and subject to the conditions set forth therein. It is a condition precedent to the obligation of the Lender to make any such Advance to the Borrower under the Loan Agreement that the Guarantor shall have executed and delivered this Guaranty to the Lender.

                NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Loan Agreement and to induce the Lender to make any Advances to the Borrower under the Loan Agreement, the Guarantor hereby agrees with the Lender as follows:

1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

                (b) "Obligations" shall mean the obligations and liabilities of the Borrower to the Lender, including, without limitation, the obligations whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Loan Agreement, this Guaranty and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of the Loan Agreement) or otherwise.

                (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

                (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guaranty. (a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.



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                (b) The Guarantor further agrees to pay any and all expenses
(including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the Obligations are paid in full notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

                (c) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other Person or received or collected by the Lender from the Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid in full and the Loan Agreement is terminated.

                (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guaranty for such purpose.

3. Representations, Warranties and Covenants of Guarantor. (a) Guarantor hereby represents and warrants (i) that it is duly organized and validly existing in good standing under the laws of the jurisdiction under which it is organized and is duly qualified to do business and is in good standing in every other jurisdiction as to which the nature of the business conducted by it makes such qualification necessary, (ii) that it has power and authority to enter into and perform this Guaranty, (iii) that execution, delivery and performance of this Guaranty by it have been duly authorized by proper action and are not in contravention of law or of the terms of its Articles of Incorporation or By-Laws, or any agreement, instrument, indenture or other undertaking to which it is a party or by which it is bound, (iv) that all registrations and approvals of any governmental agency, department or commission necessary for the execution, delivery and performance of this Guaranty and for the validity and enforceability thereof, have been obtained and are in full force and effect, (v) that this Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against Guarantor, in accordance with its terms, subject to bankruptcy, insolvency and similar laws and to the availability of equitable remedies, (vi) that no legal proceedings are pending, or threatened, before any court or governmental agency which would adversely affect its financial condition, operations or any licenses or its ability to perform under this Guaranty, and (vii) that Guarantor has received and reviewed copies of the Loan Agreement.



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                (b) The Guarantor covenants and agrees with the Lender that, until the payment in full of the Obligations or the termination of this Guaranty pursuant to Section 20 hereof:

                        (i) Maintenance of Tangible Net Worth. The Tangible Net
                Worth of the Guarantor, on a consolidated basis and on any given day, shall be (a) prior to July 1, 1999, $120,000,000; and (b) on and after July 1, 1999, not less than the greater of (x) $150,000,000 and (y) 80% of the Tangible Net Worth of the Guarantor, on a consolidated basis, as at the end of each fiscal quarter;

                        (ii) Maintenance of Ratio of Total Indebtedness to
                Tangible Net Worth. The Guarantor shall not permit the ratio of Total Indebtedness to Tangible Net Worth, on a consolidated basis and on any given day, to be greater than 3.5:1;

                        (iii) Liquidity. The aggregate amount of the Guarantor's
                cash, Cash Equivalents and available borrowing capacity on unencumbered assets that could be drawn against (taking into account required haircuts) under committed warehouse or working capital facilities, on a consolidated basis and on any given day, shall be (a) prior to July 1, 1999, $5,000,000; and (b) on and after July 1, 1999, $15,000,000; provided, however that the liquidity of the Guarantor, on a consolidated basis and on any given day, may fall below the foregoing thresholds one time in any given calendar month and such noncompliance shall not last for more than three Business Days;

                        (iv) Maintenance of Ratio of Earnings to Total Interest
                Expense. Effective as of December 31, 1999 and thereafter, the Guarantor shall not permit the ratio of earnings before interest and taxes to total interest expense, on a consolidated basis, to be less than 1.10:1 measured on a rolling basis from the immediately preceding two calendar quarters commencing with the two quarters ending September 30, 1999 and December 31, 1999;

                        (v) Profitability. The Guarantor shall have a GAAP after
                tax net income of at least $1.00 as measured at the end of June 30, 1999 and September 30, 1999; and

                        (vi) Capitalization of Guarantor. The Guarantor has been
                capitalized by a contribution of cash to the equity of the Guarantor in an aggregate amount equal to not less than $65,000,000 (after taking into account related expenses, if any, payable on date of contribution) and, as of June 30, 1999, the Guarantor shall have received an additional contribution to capital in an amount not less than $25,000,000 (after taking into account related expenses, if any, payable on the date of such contribution).


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                (c) At the time that the Guarantor delivers its consolidated financial statements to the Lender in accordance with Section 7.01 of the Loan Agreement, the Guarantor shall forward to the Lender a certificate of a Responsible Officer of the Guarantor which demonstrates that the Guarantor is in compliance with the covenants set forth in clauses (b) (i) through (v) above. Prior to the execution of this Guaranty, the Guarantor shall have provided evidence satisfactory to the Lender of its compliance with clause (b)(vi) above.

4. Right of Set-off. Upon the occurrence of any Event of Default, the Guarantor hereby irrevocably authorizes the Lender and each of its affiliates at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any of its affiliates to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Lender or any of its affiliates may elect, against and on account of the obligations and liabilities of the Guarantor to the Lender hereunder and claims of every nature and description of the Lender or any of its affiliates against the Guarantor, in any currency, whether arising hereunder, under the Loan Agreement as the Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Lender shall notify the Guarantor promptly of any such set-off and the application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

5. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender or any of its affiliates for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Lender by the Borrower on account of the Obligations are paid in full and the Loan Agreement is terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

6. Amendments, Etc. with Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations



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continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

7. Waiver of Rights. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Borrower and the Guarantor, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations.

8. Guaranty Absolute and Unconditional. The Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the obligations from the Borrower without regard to (a) the validity, regularity or enforceability of the Loan Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower from the Obligations, or of the Guarantor from this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect



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thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full and the Loan Agreement shall be terminated, notwithstanding that from time to time during the term of the Loan Agreement the Borrower may be free from any Obligations.

9. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

10. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars in accordance with the wiring instructions of the Lender.

11. Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages of the Loan Agreement); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

12. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Integration. This Guaranty and the Loan Agreement represent the agreement of the Guarantor with respect to the subject matter hereof and thereof and there are no promises or representations by the Lender relative to the subject matter hereof or thereof not reflected herein or therein.



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14. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guaranty may be waived by the Lender.

                (b) The Lender shall not by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

                (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

15. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

16. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns. This Guaranty may not be assigned by the Guarantor without the express written consent of the Lender.

17. Governing Law. This Guaranty shall be governed by New York law without reference to choice of law doctrine.

18. SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

                (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE LOAN AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER



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        HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR
        THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

                (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

19. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY THE LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

20. Termination. This Guaranty shall terminate upon the final payment in full of the Obligations and the termination of the Loan Agreement.


                            [SIGNATURE PAGE FOLLOWS]


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                IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


AAMES FINANCIAL CORPORATION



By: /s/ David A. Sklar
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Name:
Title: